UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 11, 2002


                                 @POS.COM, INC.
             (Exact name of registrant as specified in its charter)

                                     0-23152
                                     -------
                            (Commission File Number)

             Delaware                                    33-0253408
             --------                                    ----------
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
 of incorporation or organization)

              3051 North First Street, San Jose, California  95134
              ----------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (408) 468-5400
                                                           --------------


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ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANTS

     Effective September 11, 2002, @POS.COM, INC. ("the "Registrant") engaged BDO Seidman, LLP as the Registrant's new independent certified public accountants. The Registrant's Board of Directors, with the recommendation of the Audit Committee of the Board of Directors, authorized and approved the engagement of BDO Seidman, LLP. During the Registrant's two most recent fiscal years and the subsequent period prior to such appointment, the Registrant has not consulted BDO Seidman, LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor on any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
Item  304  of  Regulation S-B, or a reportable event, as that term is defined in
Item  304(a)(1)(v)  of  Regulation  S-B.

     BDO Seidman, LLP reviewed the disclosure provided in this Form 8-K prior to its filing with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)  Financial  statements  of  business  acquired:  N/A

(b)  Pro  forma  financial  information:             N/A

(c)  Exhibits:                                       N/A

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     @POS.COM,  INC.

Date:  September 18, 2002            By: /s/  John  Wood
                                        -----------------------------------
                                         John Wood, Chief Executive Officer


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